MyDx
Ticker: MYDX



MyDx, Inc.

Investor Presentation
(OTCQB: MYDX)

June 20, 2016

ArcView, Oakland

www.cdxlife.com

Forward-Looking Statements

Statements in this presentation that are not descriptions of historical facts are "forward-looking statements" relating to future events, as that term is defined in Section 27(a) of the Securities Act of 1933, as amended, and Section 21(e) of the Securities Exchange Act of 1934, as amended. Statements may contain certain forward-looking statements pertaining to future anticipated or projected plans, performance and developments, as well as other statements relating to future operations and results. Any statements in this presentation that are not statements of historical fact may be considered to be forward-looking statements. Words such as "may," "will," "expect," "believe," "anticipate," "estimate," "intends," "goal," "objective," "seek," "attempt," or variations of these or similar words, identify forward-looking statements. These forward-looking statements by their nature are estimates of future results only and involve substantial risks and uncertainties, including but not limited to risks associated with the uncertainty of future financial results, additional financing requirements, successful commercialization of the Company's products, development of new products, the impact of competitive products or pricing, technological changes, the uncertainty regarding the laws and regulations governing the use and sale of cannabis, the effect of economic conditions, and other uncertainties detailed from time to time in our reports filed with the Securities and Exchange Commission. Except as required by Federal securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

This presentation is for informational purposes only. This presentation does not constitute an offer to sell, or a solicitation to purchase, any securities of the Company.

© 2016 MyDx, Inc. – All Rights Reserved

The Challenge

Today, there is no
quick, **easy** & **affordable** way
to **TEST** the **QUALITY**
of what we **eat, drink** and
INHALE?

© 2016 MyDx, Inc. – All Rights Reserved

The Solution

MyDx Ticker: MYDX


MyDx
Search
Begin Testing and Tracking...
CANNA Dx
find the best strain for you
need help?
Recently Tested >
Blue Dream
OG18
Social
Focused
Happy
Focused
Relaxed
Intelligent
ANALYZE
MyDATA

Simplicity of Use

1

Connect

Automatically connect MyDx device to the App on your mobile phone



2

Sample

Place the sample in the test chamber on your MyDx device



3

Measure

Get the results via the MyDx app



© 2016 MyDx, Inc. – All Rights Reserved

CDx LIVE PURE

Analyze Samples + Capture Experience

MyDx



AT&T M-Cell 11:06 PM 22%
BACK
MyDx
Sour Diesel
Feeling
Content
Notes
Current Database
Northern CA
HPLC
Cannabinoids
THC 1.16 %
CBD 0.05 %
CBN 0.01 %
THCa 17.61 %
CBDa 1.09 %
Current System Range
UPDATE STRAIN
AT&T M-Cell 4:05 PM 70%
BACK
MyDx
Sour Diesel
Feeling
Content
Notes
Helps You Relieve (rate each symptom)
WORSE EPILEPSY BETTER
WORSE INSOMNIA BETTER
WORSE PAIN BETTER
Makes You Feel (rate each symptom)
SAD HAPPY
LAZY ENERGETIC
DISTRACTED FOCUSED
ANXIOUS RELAXED
UPDATE STRAIN
AT&T M-Cell 4:06 PM 70%
BACK
MyDx
Sour Diesel
Feeling
Content
Notes
Comments:
Grown organically in Northern California.
Add To Algorithm
Yes
Intake Method
Vaporizer [flower]
How You Felt Before
Positive
UPDATE STRAIN

© 2016 MyDx, Inc. – All Rights Reserved

CDx LIVE PURE

MyDx
Ticker: MYDX



MyDx Now Predicts a
FEELING!
9:41 AM
BACK
Jay's Pre-Rolls Girl Scout Cookies
Feeling
Helps You Relieve (rate each symptom)
Insomnia
Makes You Feel (rate each symptom)
Sad
Happy
Lazy
Energetic
Distracted
Focused
Anxious
Relaxed
Paranoid
Social
Incoherent
Intelligent
UPDATE STRAIN
MyDx



MyDx

Total Canna Profile™

Sample Name: OG18
Username: dan
Tested On: 02/08/2016

Total Canna Profile™

Cannabinoids	
Total THC	18.06 %
Total CBD	0.23 %
Total CBN	0.06 %
Terpenes	
beta-Caryophyllene	0.49 mg/g
alpha-Pinene	0.09 mg/g
beta-Pinene	0.36 mg/g
Myrcene	0.09 mg/g
Limonene	0.08 mg/g
alpha-Bisabolol	0.00 mg/g
Camphene	0.01 mg/g
delta-3-Carene	0.00 mg/g
Caryophyllene oxide	0.00 mg/g
Geraniol	1.66 mg/g
Guaiol	0.00 mg/g
Linalool	0.00 mg/g
Terpinolene	0.15 mg/g
p-Cymene	0.07 mg/g
Eucalyptol	0.01 mg/g
Isopulegol	0.00 mg/g
Humulene	1.04 mg/g
Nerolidol-1	0.26 mg/g
Dosage	
Milligrams of API	N/A
Moisture Content	N/A

Ailments	
Helps People Relieve	
Migraines	Better
Pain	Better
Sexual	Better
Feelings	
Helps People Feel	
Focused	More
Relaxed	More
Intelligent	More
Notes	
Comments	San Diego Collective
Intake Method	Glass
How You Felt Before	Neutral
Save To (Data Is Anonymous)	Internal Database
How Much Did I Intake(mg)	Experienced: 10-20 mg THC
Length Of Effect	30 min - 1 hr
How much did you pay for your cannabis?	
Where did you buy it?	

© 2016 MyDx, Inc. – All Rights Reserved

CDx LIVE PURE

Recent Media Mentions

MyDx Ticker: MYDX

WIRED, cnet, IOT Journal, San Diego Business Journal, The San Diego Union-Tribune, C&EN, equities.com, Yahoo! Finance, Food Quality & Safety, IEEE Spectrum, Power Engineering, mg, CFN Cannabis Financial Network, Bloomberg, siliconbeat, 420 Nurses, Fast Company, CNN Money, MJINews

© 2016 MyDx, Inc. – All Rights Reserved

CDx LIVE PURE

Broad Global Demand for CannaDx



Global MyDx Customer Demographics
(As of March 31, 2016)
USA, 79.7%
Canada, 8.8%
Spain, 3.2%
Netherlands, 1.2%
UK, 1.1%
Australia, 0.9%
Germany, 0.7%
Denmark, 0.6%
Israel, 0.6%
France, 0.4%
Sweden, 0.4%
Switzerland, 0.3%
China, 0.3%
Belgium, 0.2%
South Africa, 0.2%
Czech Republic, 0.2%
Estonia, 0.2%
Brazil, 0.2%
Other, 0.9%
Austria, 0.1%
US Virgin Islands, 0.1%
Belarus, 0.1%
Belize, 0.1%
Slovenia, 0.1%
Puerto Rico, 0.1%
Norway, 0.1%
Latvia, 0.1%
Japan, 0.1%
Italy, 0.1%

Early Demand from 20+ Countries Increases Addressable Market Size

© 2016 MyDx, Inc. – All Rights Reserved

Strong US Demand for CannaDx

MyDx
Ticker: MYDX


US MyDx Customer Demographics
(As of March 31, 2016)
California, 50.6%
Michigan, 6.2%
Colorado, 5.7%
Oregon, 4.5%
Washington, 4.2%
Massachusetts, 2.5%
Florida, 2.1%
Hawaii, 1.9%
Nevada, 1.8%
Arkansas, 1.8%
Arizona, 1.6%
Maine, 1.5%
New Jersey, 1.4%
Illinois, 1.4%
New York, 1.3%
Texas, 1.2%
Montana, 1.1%
Maryland, 0.9%
Pennsylvania, 0.8%
Ohio, 0.8%
New Mexico, 0.8%
Rhode Island, 0.7%
Washington DC, 0.7%
Wisconsin, 0.6%
Vermont, 0.6%
Georgia, 0.6%
Other, 2.6%
New Hampshire, 0.5%
Connecticut, 0.5%
Virginia, 0.2%
Tennessee, 0.2%
Missouri, 0.2%
Utah, 0.1%
South Carolina, 0.1%
North Carolina, 0.1%
Kentucky, 0.1%
Kansas, 0.1%
Iowa, 0.1%
Delaware, 0.1%
Alabama, 0.1%

© 2016 MyDx, Inc. – All Rights Reserved

CDx LIVE PURE

On Track - 4 Year Business Plan

MyDx Ticker: MYDX

STAGE	FOCUS	RESULTS
2013 **Proof of Concept**	Seed Financing Product Proof of Concept Market Proof of Concept	✓ **2013: FOUNDATION ESTABLISHED** ☑ <u>Seed funding</u> from Yazbeck Group ($210,000) ☑ Prepared product and market for crowdfunding campaign ☑ Strategic Partners secured for both R&D and Market ☑ Intellectual property portfolio established
2014 **Product Development**	Series A Financing MyDx Product Development CannaDx Market Development	✓ **2014: PRODUCT DEVELOPED** ☑ Crowdfunding launched Jan 2014 (220+ Pre-Orders) ☑ <u>Series A Preferred:</u> closed April 2014 ($600,000) ☑ <u>Convertible Notes:</u> closed September 2014 ($2M) ☑ Developed MyDx Canna Beta Product ☑ Manufactured MyDx Canna Beta Product ☑ Expand IP Portfolio
2015 **Commercialization**	Manufacturing Supply Chain Sales and Marketing Distribution Channels Next Gen Sensor Development (Organa / Canna+)	✓ **2015: PRODUCT RELEASED** ☑ 2/15 – Shipped 220 MyDx Beta Pre-Paid Units ☑ 3/15 - Series B Preferred ($4.8M) ☑ 5/15 – Completed reverse merger [OTCQB:MYDX] ☑ 7/15 – CannaDx product Released ☑ 8/15 – OrganaDx preliminary R&D Completed ☑ 9/15 – Company reorganization (R&D To Revenue) ☑ 11/15 – Reported First Revenues for Q315
2016 **Global Growth** **Next Generation**	International Market & Sales Expansion New Core Technology Development New Applications Development Next Gen Products	✓ **2016: GROWTH** ☑ Double Digit Quarterly growth ☑ Global and US sales footprint ☑ $4M Distribution Agreement - Hydroponics ☑ On Track to Launch 2 New Sensors in '16

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© 2016 MyDx, Inc. – All Rights Reserved

OrganaDx™

ORGANADX

Test what you EAT for organic properties

The OrganaDx™ sensor will initially test for the most common pesticides linked to Cancer

A booming industry:

- The global organic food & beverage market is expected to grow from $80B in 2013 to $162B by 2018 – 15% Compounded Annual Growth Rate (CAGR)[1]
- Over 10% of fruits & vegetables in the U.S. are sold as "Organic"[2]


APPLE
PASS


Global Organic Food & Beverage Market[1]
$80B
$97
$113
$129
$145
$162B
15% CAGR: 2013-2018
2013
2014E
2015E
2016E
2017E
2018E

1) Reportlinker.com; June 2014
2) Organic Trade Association - OTA's 2014 Organic Industry Survey

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© 2016 MyDx, Inc. – All Rights Reserved

AquaDx™

MyDx

AQUADX

Test what you DRINK for harmful chemicals

The AquaDx™ sensor will test for contaminants found in your drinking water



Market Size ($Million)
2014-e
2019-p
North America
Europe
Asia-Pacific
RoW

The market for global water testing and analysis instruments is projected to grow at a CAGR of 5.2% to reach a value of $3.5 billion by 2019



Do you know what's in your Water?

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© 2016 MyDx, Inc. – All Rights Reserved

AeroDx™

Test what you INHALE for air quality

The AeroDx™ sensor will measure elements of the E.P.A. air quality index by monitoring certain chemicals in the air

Indoor & outdoor air quality testing

U.S. indoor air quality equipment market is expected to grow from to $5.8B by 2019 (7% CAGR)[2]

Air Quality Index

AQI VALUES	LEVELS OF HEALTH CONCERN
0 to 50	GOOD
51-100	MODERATE
101-150	UNHEALTHY FOR SENSISTIVE GROUPS
151-200	UNHEALTHY
201-300	VERY UNHEALTHY
301-500	HAZARDOUS


U.S. Indoor Air Quality
Equipment Market2
$4B
$4
$5
$5
$5
$6B
7% CAGR: 2014-2019
2014E
2015E
2016E
2017E
2018E
2019E

1)U.S. Consumer Product Safety Commission
2)BCC Research, Sept 2014

© 2016 MyDx, Inc. – All Rights Reserved

Manufacturing Line Established in CA

MyDx
Ticker: MYDX


CDX





We have streamlined our fulfillment capabilities and are ready to scale.

LIVE PURE

© 2016 MyDx, Inc. – All Rights Reserved

Infrastructure Established

MyDx
Ticker: MYDX


CDx
LIVE
PURE

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Team & Values



2016 TEAM
BOARD OF DIRECTORS
DANIEL YAZBECK
BOARD OF ADVISORS
KALED AWADA – HUMAN RESOURCES
LORI FERRARA – INDUSTRY RELATIONS
BETTY ALDSWORTH – FEDERAL RELATIONS
DANIEL
VISION & EXECUTION
JOTTI
OPERATIONS
FINANCE
PAULSON INVESTMENT BANK
CANNABIS FINANCIAL NETWORK
SHAREHOLDERS
BPM AUDITOR
NATCO TRANSFER AGENT
TONY
ACCOUNTING CFO ADVISOR
PRODUCT
NEXT DIMENSION TECHNOLOGIES SENSOR DEVELOPER
AGS CONTRACT MANUFACTURING
SY
HARDWARE ENGINEERING
ROB
SOFTWARE ENGINEERING & DATA
TRAVIS
APPLICATION DEVELOPMENT
ZEYEAD GHARIB
SCIENCE & TECHNOLOGY INTERN
TRINET
HUMAN RESOURCES
BRANDING & MARKETING
STEPHANIE
MARKETING
GOOD PROJECT
CREATIVE DESIGN
BRAD
AFFILIATE MARKETING
ANDRÉ
DESIGNER & CREATIVE DIRECTOR
DAMON
CELEBRITY ENDORSEMENTS
NICK
SOCIAL MEDIA
REVENUE
GARRETT
CUSTOMER SERVICE
DAVID
SALES & BUSINESS DEVELOPMENT
MYDX
STREET TEAM
DISTRIBUTION CHANNELS
RICH
SALES
LEGAL
GREENBRIDGE COUNSEL
CANNABIS LAW
STEVE DAVIS
CORPORATE COUNSEL SECURITIES LAW
OVERMAN LAW
INTELLECTUAL PROPERTY
WILSON SONSINI
LEGAL COUNSEL

CDX VALUES

Limitless
A limitless mind achieves the impossible and moves boldly **WITHOUT BOUNDS**

Purity
Living pure **IMPROVES** the **QUALITY** of your life

Transparency
Clear and accurate information empowers progress

DETAIL
Aim higher with attention to detail on the journey towards **practical perfection**

FLOW
Full potential is achieved when you flow in **HARMONY** with your environment

rved

Clear Visibility Towards Profitability in FY16


$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$4M Distribution Agreement
(Nanolux - Grower's))
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
Operating Expenses
Revenues

* *Future data based on internal goals, not specific Company guidance*

© 2016 MyDx, Inc. – All Rights Reserved

Investor Snapshot

MyDx
Ticker: MYDX


Nasdaq

Company:	MyDx, Inc.
Ticker:	(OTCQB: MYDX)
Current Price:	$0.12
Shares Outstanding:	20.9 Million
Market Capitalization:	$2.52 Million
Insider Ownership:	44%
Average Trading Volume (30 Day Avg.)	$20,156.81 per day
Long-Term Debt:	<$500,000

© 2016 MyDx, Inc. – All Rights Reserved

CDX LIVE PURE

Why Invest Now?

MyDx Ticker: MYDX

- Company has reached a critical **inflection point** from R&D to Commercialization.
- Experiencing **double-digit quarterly revenue growth**
- **Restructured operations** to **maximize efficiency** and scalability
- Expect to achieve **profitability by year-end**
- Entered into first **distribution agreement** for CannaDX valued at **$4 million**
- Expect to launch **two new sensors by year-end**, creating new revenue channels
- **Strengthening balance sheet** by redeeming all outstanding notes
- **Expanding sales** and marketing teams for new product launches
- **Significantly undervalued** relative to other companies in industry and to future outlook

CDX LIVE PURE

© 2016 MyDx, Inc. – All Rights Reserved

See us at our Booth

MYDX IS A PUBLICLY TRADED COMPANY UNDER TICKER SYMBOL MYDX

MyDx, Inc.
Daniel Yazbeck
Chairman & CEO
6335 Ferris Square, Suite B
San Diego, CA 92121
Tel (800) 814-4550
daniel@cdxlife.com
www.cdxlife.com

For more Investor Related Information, including SEC Filings, please visit ir.cdxlife.com

© 2016 MyDx, Inc. – All Rights Reserved

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